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                                                                     EXHIBIT A-5

                            J & J SECURITIES LIMITED

                            STATEMENTS OF CASH FLOWS

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                                                                                         FOR THE NINE MONTHS
                                              FOR THE YEAR ENDED SEPTEMBER 30,              ENDED JUNE 30,
                                         ------------------------------------------   --------------------------
                                  NOTE       1993           1994           1995          1995           1996
                                  ----   ------------   ------------   ------------   -----------   ------------
                                                         (AUDITED)                           (UNAUDITED)
CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net earnings...................        $    500,241   $  3,328,088   $  2,864,558   $ 2,018,368   $ 20,215,571
ADJUSTMENTS TO RECONCILE NET
  EARNINGS TO NET CASH PROVIDED
  BY OPERATING ACTIVITIES:
  Depreciation charges...........             156,106        114,109        172,441        63,262         85,556
  Income taxes payable...........             128,728        402,666             --            --        556,430
  Gain on extinguishment of
    debt.........................                  --             --             --            --    (19,375,677)
  Loss/(Profit) on sale of
    tangible fixed assets........              21,404         (7,410)       (57,228)           --             --
  Provisions for losses..........             177,185     (3,213,008)    (1,595,065)   (1,032,334)    (2,935,537)
NET CHANGES IN OPERATING ASSETS
  AND LIABILITIES:
  Increase in accrued interest
    payable......................           1,339,379      4,848,573      4,626,663     3,528,549      1,038,851
  Decrease/(increase) in
    receivables..................             (20,034)       (35,719)       (34,718)       12,753        279,338
  Other, net.....................              52,933         61,105        215,227        77,566        698,019
                                         ------------   ------------   ------------   -----------   ------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES.....................           2,355,942      5,498,404      6,191,878     4,668,164        562,551
                                         ------------   ------------   ------------   -----------   ------------
CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Net mortgage repayment less
    advances in year.............          (1,113,492)     8,181,101      4,067,551     3,380,888       (934,105)
  Net purchase of equipment......             (60,408)      (101,608)      (269,520)     (212,941)       (58,164)
                                         ------------   ------------   ------------   -----------   ------------
NET CASH PROVIDED BY/(USED IN)
  INVESTING ACTIVITIES...........          (1,173,900)     8,079,493      3,798,031     3,167,947       (992,269)
                                         ------------   ------------   ------------   -----------   ------------
CASH FLOWS FROM FINANCING
  ACTIVITIES:
  Bank loan repayments...........             217,075    (11,792,820)   (12,400,440)   (9,324,315)      (764,202)
                                         ------------   ------------   ------------   -----------   ------------
NET CASH PROVIDED BY FINANCING
  ACTIVITIES.....................             217,075    (11,792,820)   (12,400,440)   (9,324,315)      (764,202)
                                         ------------   ------------   ------------   -----------   ------------
Net (decrease)/increase in cash
  and cash equivalents...........           1,399,117      1,785,077     (2,410,531)   (1,488,204)    (1,193,920)
  Cash and cash equivalents at
    beginning of period..........             714,204      1,987,280      3,778,941     3,778,941      1,401,175
  Effects of foreign exchange
    rate charges.................            (126,041)         6,584         32,765        39,088        (33,229)
                                         ------------   ------------   ------------   -----------   ------------
CASH AND CASH EQUIVALENTS AT END
  OF PERIOD......................        $  1,987,280   $  3,778,941   $  1,401,175   $ 2,329,825   $    174,026
                                         ------------   ------------   ------------   -----------   ------------
                                         ------------   ------------   ------------   -----------   ------------
SUPPLEMENTED DISCLOSURE OF CASH
  FLOW INFORMATION:
  Interest paid during the
    period.......................                  --             --             --            --   $    158,300
                                         ------------   ------------   ------------   -----------   ------------
                                         ------------   ------------   ------------   -----------   ------------
  Income taxes (received)/paid
    during the period............        $   (127,500)  $    402,666             --            --             --
                                         ------------   ------------   ------------   -----------   ------------
                                         ------------   ------------   ------------   -----------   ------------
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